EX-99.1

Public Service Enterprise Group

PSEG Earnings Conference Call

4th Quarter and Year-End 2008

February 3, 2009

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries’ future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved.  The results or events predicted in these statements may differ materially from actual results or events.  Factors which could cause results or events to differ from current expectations include, but are not limited to:

Adverse changes in energy industry, policies and regulation, including market structures and rules.

Any inability of our energy transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.

Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.

Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.

Actions or activities at one of our nuclear units that might adversely affect our ability to continue to operate that unit or other units at the same site.

Any inability to balance our energy obligations, available supply and trading risks.

Any deterioration in our credit quality.

Availability of capital and credit at reasonable pricing terms and our ability to meet cash needs.

Any inability to realize anticipated tax benefits or retain tax credits.

Increases in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.

Delays or cost escalations in our construction and development activities.

Adverse investment performance of our decommissioning and defined benefit plan trust funds, and changes in discount rates and funding requirements.

Changes in technology and increased customer conservation.

For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes the impact of the sale of certain non-core domestic and international assets and material impairments and lease-transaction-related charges. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG
2008 Q4 Review

Ralph Izzo

Chairman, President and Chief Executive Officer

Q4 2008 Earnings Summary

6

(3)

Discontinued Operations

$ 0.53

$ 0.49

EPS from Operating Earnings*

225

234

Net Income

219

237

Income from Continuing Operations

(53)

(13)

Asset Sales and Impairments

$ 272

$ 250

Operating Earnings

Quarter ended December 31,

2007

2008

            $ millions (except EPS)

* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Full-year 2008 Earnings Summary

For the year ended December 31,

1,325

983

Income from Continuing Operations

$ 2.72

$ 2.92

EPS from Operating Earnings*

10

205

Discontinued Operations, net of tax

1,335

1,188

Net Income

(60)

(14)

Asset Sales and Impairments

---

(490)

Lease Reserves

$ 1,385

$ 1,487

Operating Earnings

2008

2007

               $ millions (except EPS)

* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG – 2008: Answering Challenges – Meeting Objectives

2008 earnings within guidance

Focused on operational excellence

Record generation production

Top decile reliability standards maintained at PSE&G

Controlling operating and maintenance expenses to meet challenging economic environment

Foundation laid for future

Carbon abatement

Capital infrastructure and energy efficiency capital programs

Generation environmental upgrades on target; within budget

Financial position strengthened; risk reduced

Major international assets sold

Debt reduced

Credit targets achieved

Additional reserve for LILO/SILO tax risk recognized

PSEG – 2009: Meeting the Challenge

2007 Operating Earnings*

2008 Operating Earnings*

2009 Guidance

$2.72

$2.92

$3.00 – $3.25

* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG
2008 Q4 Operating Company Review

Tom O’Flynn

Executive Vice President and Chief Financial Officer

Q4 Operating Earnings by Subsidiary

   $   272

(20)

10

77

   $   205

2007

$   250

(10)

(23)

76

$   207

2008

Operating Earnings

Earnings per Share

(0.04)

(0.02)

Enterprise

$   0.53

$   0.49

Operating Earnings*

0.02

(0.04)

PSEG Energy Holdings

0.15

0.15

PSE&G

$   0.40

$   0.40

PSEG Power

$ millions (except EPS)

2007

2008

Quarter ended December 31,

* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Full-year 2008 Operating Earnings by Subsidiary

$   1,385

(63)

123

376

$      949

2007

$   1,487

(24)

101

360

$   1,050

2008

Operating Earnings

Earnings per Share

(0.12)

(0.05)

Enterprise

$   2.72

$   2.92

Operating Earnings*

0.24

0.20

PSEG Energy Holdings

0.74

0.71

PSE&G

$   1.86

$   2.06

PSEG Power

$ millions (except EPS)

2007

2008

For the year ended December 31,

* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG EPS Reconciliation – Q4 2008 versus Q4 2007

$.53

.00

.00

(.06)

.02

$.49

0.60

0.40

0.20

0.00

Recontracting
and Strong
Markets .07

O&M .03

NDT (.10)

Weather .01

Gas Margin
(.01)

O&M .04

Depreciation
and Taxes (.04)

Texas – MTM (.05);
Operations  (.02)

2007 Asset Sales
and Settlements
(.03)

Lease Income  (.02)

Effective Tax Rate
and Other .05

Interest Expense .01

Interest

Q4 2007
operating
earnings*

PSEG Power

PSE&G

PSEG Energy
Holdings

Enterprise

Q4 2008
operating
earnings*

* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$2.72

.20

(.03)

(.04)

.07

$2.92

1.00

2.00

3.00

Margin – Gas,
Electric and
Transmission
(.04)

Weather (.01)

O&M .02

Depreciation,
Interest and
Other (.02)

Effective Tax
Rate .02

PSEG EPS Reconciliation – Full-year 2008 versus Full-
year 2007

2008
operating
earnings*

2007
operating
earnings*

Interest

Recontracting
and Strong
markets .43

MTM and BGSS
.03

NDT (.16)

O&M (.07)

Depreciation,
Interest and Taxes
(.03)

2007 Asset Sales
and Settlements
(.13)

Lease Income (.04)

Texas – MTM (.03)
Operations .05

Interest Expense
.07

Effective Tax Rate
and Other .04

PSEG Power

PSE&G

PSEG Energy
Holdings

Enterprise

* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Power
2008 Q4 Review

PSEG Power – Q4 2008 EPS Summary

2

205

207

Operating Earnings

---

$   0.40

$   0.40

EPS from Operating Earnings*

2

205

207

Income from Continuing Operations/
Net Income

$ 177

$ 1,762

$ 1,939

Operating Revenues

Variance

Q4 2007

Q4 2008

               $ millions (except EPS)

* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Power EPS Reconciliation – Q4 2008 versus Q4 2007

0.50

$.40

.07

(.10)

.03

$.40

0.00

Recontracting and Strong Markets

NDT

O&M

Q4 2007 operating earnings*

Q4 2008 operating earnings*

* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Power – Generation Measures

PSEG Power – Generation (GWh)

Quarter ended December 31,

Twelve months ended December 31,

15,000

12,391

12,518

2,761

2,516

10,000

3,089

2,642

5,000

6,541

7,360

60,000

53,197

55,292

11,820

13,090

40,000

13,014

12,918

20,000

28,363

29,284

0

0

2007

2008

Total Nuclear

2007

2008

Total Coal*

Total Oil &
Natural Gas

* Includes figures for Pumped Storage

PSEG Power – Fuel Costs

PSEG Power – Fuel Costs

Quarter ended December 31,

Year ended December 31,

($ millions)

2007

2008

($ millions)

2007

2008

Coal

84

92

Coal

336

423

Oil & Gas

200

192

Oil & Gas

847

1,141

Total Fossil

$284

$284

Total Fossil

$1,183

$1,564

Nuclear

28

33

Nuclear

122

129

Total Fuel Cost

$312

$317

Total Fuel Cost

$1,305

$1,693

Total Generation
          (GWhr)

12,391

12,518

Total Generation
(GWhr)

53,197

55,292

$ / MWh

$25.20

$25.30

$ / MWh

$24.50

$30.60

Strong Pricing Supports Margin Improvement

PSEG Power Gross Margin* ($/MWh)

Quarter ended December 31,

Twelve months ended December 31,

$60

$40

$51

$56

$60

$40

$50

$55

$57 - $58

2007

2008

2007

2008

2009E

*Includes MTM

PSEG Power – Q4 Operating Highlights

Operations

4Q output +1%; full-year increase of 3.9% leading to record production.

4Q nuclear capacity factor at 91.3%; full-year at 92.6%.

Coal plant availability affected by BET related work.

Environmental work at Hudson and Mercer proceeding on schedule; on budget.

Regulatory and Market Environment

Renegotiated contract with Indonesian coal supplier.

Seeing impact on pricing from declining economic growth.

CAIR reinstated; too early to predict impact of change in administration on energy and environmental policy.

Financial

$25 million dividend paid to Enterprise in 4Q; $500 million for full-year.

Successful launch of $500 million retail MTN program.

PSE&G

2008 Q4 Review

Variance

Q4 2007

Q4 2008

PSE&G – Q4 2008 Earnings Summary

               $ millions (except EPS)

$ 135

$ 2,153

$ 2,288

Operating Revenues

Operating Expenses

130

1,415

1,545

Energy Costs

(16)

361

345

Operation & Maintenance

(2)

142

140

Depreciation & Amortization

---

35

35

Taxes Other than Income Taxes

112

1,953

2,065

Total Operating Expenses

(1)

77

76

Operating Earnings

(1)

77

76

Income from Continuing Operations/
Net Income

---

$ 0.15

$ 0.15

EPS from Operating Earnings*

* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

0.20

0.10

0.00

$.15

.01

(.01)

.04

(.04)

$.15

Weather

Gas Margin

O&M

Depreciation
and Taxes

PSE&G EPS Reconciliation – Q4 2008 versus Q4 2007

       Q4 2008
operating
earnings*

       Q4 2007
operating
earnings*

* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSE&G – Q4 Operating Highlights

Operations

Declining economic growth having impact on sales growth.

O&M costs remain under control.

Focused on containing impact of economic fallout on customers and accounts through support of outreach programs.

Regulatory and Market Environment

PSE&G filed for NJ BPU approval to construct the Susquehanna – Roseland transmission line. The $750 million project is scheduled to be in-service by year-end 2012.

NJ BPU approved a four-year $46 million program to curb energy consumption and reduce CO2 emissions.

PSE&G proposed a two-year $888 million capital program supporting energy infrastructure ($698 million) and energy efficiency ($190 million).

Financial

Outlook for electric sales growth hurt by weak economy.

Capital to be invested in areas with regulatory support.

PSEG Energy Holdings
2008 Q4 Review

PSEG Energy Holdings – Q4 2008 Earnings Summary

($ 33)

$ 10

($ 23)

Operating (Loss) / Earnings

($0.06)

$ 0.02

($ 0.04)

EPS from Operating (Loss) / Earnings*

(2)

(37)

(39)

Net Loss

(9)

6

(3)

Discontinued Operations

7

(43)

(36)

Loss from Continuing Operations

(40)

53

13

Asset Sales and Impairments

Variance

Q4 2007

Q4 2008

               $ millions (except EPS)

* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$.02

(.07)

(.03)

(.02)

.05

(.04)

.01

0.05

0.00

-0.05

-0.10

-0.15

    Texas -
Operations (.02)
  MTM (.05)

2007 Asset
Sales and
Settlements

Lease
Income

Effective
Tax Rate
and Other

Interest
Expense

PSEG Energy Holdings EPS Reconciliation – Q4 2008
versus Q4 2007

Q4 2008
operating
earnings*

Q4 2007
operating
earnings*

* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Energy Holdings – Q4 Operating Highlights

Operations

Texas – 2,000 MW gas-fired combined cycle capacity

1,000 MW Guadalupe facility experienced improved capacity factor and spark spreads.

1,000 MW Odessa facility experienced a reduction in capacity and availability.

Spark Spread

Production (GWh)

4Q 2007

4Q 2008

2007

2008

4Q 2007

4Q 2008

2007

2008

Guadalupe

Odessa

$10.30

$26.88

$14.83

$26.37

$14.77

$23.16

$24.56

$32.72

.85

.82

1.15

.45

4.20

4.30

4.98

2.85

Regulatory and Market Environment

Submitted RFP on 500 MW of 1,000 MW Odessa plant for a 10-15 year agreement to provide energy and capacity.

Change in administration and energy policy could favor development of renewables.

Financial

Recognized impairment of investments in PPN and Turboven.

Remaining international investments total $24 million.

Received approximately $700 million from Q3 and Q4 international asset sales.

PSEG

PSEG Power

14.0

76.0

2.0

4.0

Other

TOTAL

31.0

160.0*

Discount Rate

6.50%

6.80%

PSE&G

$15.0*

$80.0*

January 2009 Estimate**

2008 Actual

Outlook for Pension Expense

* After capitalized amount; pre-tax figure.

** The January 2009 estimate represents an increase from our October 2008 forecast of $110 - $120 million pre-tax.

2009 Operating Earnings Guidance

$ 0 – $ 20

$ 101

Enterprise

$ 1,520 – $ 1,650

$ 1,487

Earnings per Share

$ 2.92

$ 3.00 – $ 3.25

($ 10) – $ 0

($ 24)

Operating Earnings

$ 320 – $ 345

$ 360

PSE&G

$ 1,210 – $ 1,285

$ 1,050

PSEG Power

PSEG Energy Holdings

2009E

2008A*

            $ millions (except EPS)

* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Liquidity as of December 31, 2008

Company

PSEG

Available Liquidity
12/31/2008

Usage at
12/31/2008

Primary
Purpose

Total
Facility

Expiration
     Date

Facility

5-year Credit Facility

12-Dec

$1,000

Bilateral Credit Facility

 9-Jun

$100

Uncommitted Bilateral Agreement

  N/A

  N/A

Power

5-Year Credit Facility

12-Dec

1,600

Bilateral Credit Facility

 9-Jun

100

Bilateral Credit Facility

 9-Mar

150

Bilateral Credit Facility

 9-Sep

 50

10-Jun

Bilateral Credit Facility

10-Mar

100

10-Jun

PSE&G

5-year Credit Facility

12-Jun

600

Uncommitted Bilateral Agreement

  N/A

  N/A

  Energy
Holdings

5-year Credit Facility

10-Jun

136

1

CP Support/Funding/LCs

$13

$987

CP Support/Funding

$0

$100

Funding

   0

 N/A

3

Funding/LCs

222

1,378

Funding/LCs

 0

100

Funding/LCs

52

98

Funding

 0

50

Funding/LCs

14

86

2

CP Support/Funding/LCs

20

580

Funding

   0

 N/A

Funding/LCs

21

115

Total

$3,836

$3,494

1

PSEG Facility reduces by $47 million in 2012

2

PSE&G Facility reduces by $28 million in 2012

3

Power Facility reduces by $75 million in 2012

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings

Pro-forma Adjustments, net of tax

For the Quarters Ended
December 31,

For the Twelve Months Ended
December 31,

2008

2007

2008

2007

Earnings Impact (in Millions)

Asset Sales and Impairments:

Impairment of PPN

Impairment of Turboven

Loss on Sale of Chilquinta and Luz del Sur

Premium on Bond Redemption

Total Asset Sales and Impairments

Lease Reserves

Total Pro-forma to Operating Earnings

Fully Diluted Average Shares Outstanding (in Millions)

Per Share Impact (Diluted)

Asset Sales and Impairments:

Impairment of PPN

Impairment of Turboven

Loss on Sale of Chilquinta and Luz del Sur

Premium on Bond Redemption

Total Asset Sales and Impairments

Lease Reserves

Total Pro-forma to Operating Earnings

Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

$          (9)

$           (2)

$          (9)

$           (2)

(4)

-

(4)

(7)

-

(23)

-

(23)

-

(28)

(1)

(28)

(13)

(53)

(14)

(60)

-

-

(490)

-

$        (13)

$         (53)

$       (504)

$         (60)

507

510

508

509

$      (0.02)

$        -

$      (0.02)

$         -

(0.01)

-

(0.01)

(0.01)

-

(0.05)

-

(0.05)

-

(0.06)

-

(0.06)

(0.03)

(0.11)

(0.03)

(0.12)

-

-

(0.96)

-

$      (0.03)

$      (0.11)

$      (0.99)

$      (0.12)